                   REPORT OF INDEPENDENT  PUBLIC ACCOUNTANTS



To the Board of Trustees of
Vinland Property Trust:

We have audited the accompanying combined statements of excess of revenues over specific operating expenses (as defined in Note 2) of Collegewood Apartments, Florida Towers Apartments and Jefferson Towers Apartments (the "Properties") for each of the two years in the period ended December 31, 1994 and 1993.
These statements are the responsibility of the Properties' management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Vinland Property Trust and exclude material amounts, as described in Note 2, that would not be comparable to those resulting from the proposed future operations of the Properties.

In our opinion, the combined statements referred to above present fairly, in all material respects, the excess of revenues over specific operating expenses (as defined in Note 2) of Collegewood Apartments, Florida Towers Apartments and Jefferson Towers Apartments for each of the two years in the period ended December 31, 1994 and 1993 in conformity with generally accepted accounting principles.


                                                ARTHUR ANDERSEN LLP


Dallas, Texas,
    July 14, 1995

              Report of Independent Certified Public Accountants



To the Board of Trustees of
Vinland Property Trust

We have audited the accompanying combined statement of excess of revenues over specific operating expenses (as defined in Note 2) of Collegewood Apartments, Florida Towers Apartments and Jefferson Towers Apartments (the "Properties") for the year ended December 31, 1992. This statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Vinland Property Trust and exclude material amounts, as described in Note 2, that would not be comparable to those resulting from the proposed future operations of the Properties.

In our opinion, the statement referred to above presents fairly, in all material respect, the excess of revenues over specific operating expenses (as defined in Note 2) of Collegewood Apartments, Florida Towers Apartments and Jefferson Towers Apartments for the year ended December 31, 1992, in conformity with generally accepted accounting principles.



                                             Thomas Howell Ferguson, P.A.


Tallahassee, Florida
July 31, 1995

               COLLEGEWOOD APARTMENTS, FLORIDA TOWERS APARTMENTS
                        AND JEFFERSON TOWERS APARTMENTS

   COMBINED STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES


                                               Year Ended       Year Ended       Year Ended      Four Months
                                              December 31,     December 31,      December 31,        Ended
                                                  1992             1993             1994        April 30, 1995
                                              ------------     ------------      -----------    --------------
                                               (Audited)        (Audited)        (Audited)       (Unaudited)
REVENUES:
    Rental                                      $562,499         $585,078         $568,189         $223,378
    Other                                         12,440           16,990           18,303           10,423
                                                --------         --------         --------         --------
                                                 574,939          602,068          586,492          233,801

OPERATING EXPENSES:
    Personnel costs                              106,828           99,757           82,198           29,596
    Advertising & leasing                          7,111           11,554           14,078            4,098
    Repairs and maintenance                       28,352           31,909           27,546            6,991
    Cleaning & decorating                         12,826           13,654           16,932            2,251
    Service expenses                              14,316           15,469           37,303            8,708
    Property administration                        9,942            8,725           15,231            4,664
    Utilities                                     64,313           73,099           63,481           17,801
    Management fees                               29,460           30,425           29,754           11,700
    Insurance                                      3,239            3,390            3,777            1,590
    Property taxes                                55,463           54,480           51,021           17,006
                                                --------         --------         --------         --------
                                                 331,850          342,462          341,321          104,405
                                                --------         --------         --------         --------

EXCESS OF REVENUES OVER
SPECIFIC OPERATING EXPENSES                     $243,089         $259,606         $245,171         $129,396
                                                ========         ========         ========         ========





       The accompanying notes are an integral part of these combined statements.

                            COLLEGEWOOD APARTMENTS,
           FLORIDA TOWERS APARTMENTS AND JEFFERSON TOWERS APARTMENTS

                          NOTES TO COMBINED STATEMENTS
             OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSE


1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Properties

Collegewood Apartments, Florida Towers Apartments and Jefferson Towers Apartments (the "Properties") are three residential apartment properties located in Tallahassee, Florida. The Properties, located adjacent to Florida State University, are leased primarily to graduate and undergraduate students, and contain a total of 162 units, all one bedroom, one bath units containing an average of approximately 500 square feet.

2.    BASIS OF ACCOUNTING:

The accompanying combined statements of excess of revenues over specific operating expenses are presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for each of the three years in the period ended December 31, 1994, as certain costs such as depreciation and amortization and interest have been excluded since they are not comparable to the proposed future operations of the Properties.

3.    RELATED-PARTY TRANSACTIONS:

As of December 31, 1994, the Properties were owned by Investors Florida Capitol Fund II, Ltd. ("IFCF II" or the "Seller"), a Florida limited partnership. On May 30, 1995, the Properties were acquired by Vinland Property Trust (the "Trust"). Pursuant to the terms of the Seller's Limited Partnership Agreement, a majority of the Seller's limited partners approved the sale of the Properties. The Seller's general partner is Investors General, Inc. ("IGI"). IGI, which owns a 1% general partnership interest in the Seller, is owned by Investors General Acquisition Corporation ("IGAC"). John A. Doyle, a Trustee, Chief Financial Officer and Chief Operating Officer of the Trust, is a 62.5% stockholder of IGAC.

IFCF II entered into a management agreement with Sunchase American, Ltd. (Sunchase) on October 1, 1994, extending to September 30, 1995. Under the agreement, IFCF II pays Sunchase 5% of the gross property revenues as the property management fee. From this fee, Sunchase then remits 1.5% of the gross property revenues to IGI as an advisory fee.